Exhibit 99.1

June 11, 2012

Duke Energy and Progress Energy Consider FERC’s Conditional

Merger Orders Positive Developments

CHARLOTTE AND RALEIGH N.C. – Duke Energy and Progress Energy consider the June 8 conditional orders by the Federal Energy Regulatory Commission (FERC) to be a positive development in enabling the companies to close their proposed merger by the targeted date of July 1.

The companies have substantially completed their evaluation of the orders’ conditions and expect to make a compliance filing with the FERC within 15 days, as requested by FERC. They will also work to secure final merger-related approvals from the North Carolina Utilities Commission (NCUC) and Public Service Commission of South Carolina (PSCSC) as quickly as possible. The companies are continuing to target a July 1 closing date.

“We are pleased that the FERC has conditionally approved the merger, and our Joint Dispatch Agreement and Joint Open Access Transmission Tariff,” said Jim Rogers, chairman, president and CEO of Duke Energy. “We will quickly evaluate the conditions in the orders while working to obtain the remaining regulatory approvals and close the merger on July 1.”

“Receiving FERC’s conditional orders last Friday is a major milestone for this transaction,” said Bill Johnson, chairman, president and CEO of Progress Energy. “Both companies have accelerated the integration planning efforts necessary to complete this transaction by July 1 and begin to deliver the substantial benefits of the merger as soon as possible.”

Remaining schedule to approve the merger

To date, the companies have received merger-related approvals from, or met the requirements of, the U.S. Department of Justice under the Hart-Scott-Rodino Act, U.S. Nuclear Regulatory Commission, Kentucky Public Service Commission, and the shareholders of both companies.

The NCUC is required to approve the merger and the Joint Dispatch Agreement. The PSCSC must also approve the Joint Dispatch Agreement. Both commissions are expected to determine their schedules for considering the merger-related dockets soon.

While the companies continue to target a July 1 closing date, the timing is dependent on receiving the remaining state regulatory approvals and submitting additional compliance filings with the FERC. In addition, the consummation of the merger is contingent on satisfying all the conditions to the merger according to the terms of the merger agreement.

About Duke Energy

Duke Energy is one of the largest electric power holding companies in the United States. Its regulated utility operations serve approximately 4 million customers located in five states in the Southeast and Midwest, representing a population of approximately 12 million people. Its commercial power and international business segments own and operate diverse power generation assets in North America and Latin America, including a growing portfolio of renewable energy assets in the United States.

Headquartered in Charlotte, N.C., Duke Energy is a Fortune 500 company traded on the New York Stock Exchange under the symbol DUK. More information about the company is available on the Internet at: www.duke-energy.com.

About Progress Energy

Progress Energy (NYSE: PGN), headquartered in Raleigh, N.C., is a Fortune 500 energy company with 23,000 megawatts of generation capacity and approximately $9 billion in annual revenues. Progress Energy includes two major electric utilities that serve about 3.1 million customers in the Carolinas and Florida. The company is pursuing a balanced strategy for a secure energy future, which includes aggressive energy-efficiency programs, investments in renewable energy technologies and a state-of-the-art electricity system. Progress Energy celebrated a century of service in 2008. Visit the company’s website at www.progress-energy.com.

Forward-Looking Information

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Progress Energy and Duke Energy caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Duke Energy and Progress Energy, including future financial and operating results, Progress Energy’s or Duke Energy’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that Progress Energy or Duke Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of each of Progress Energy’s and Duke Energy’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC). These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 that was filed by Duke Energy with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in Progress Energy’s and Duke Energy’s reports filed with the SEC and available at the SEC’s website at http://www.sec.gov/. Each forward-looking statement speaks only as of the date of the particular statement and neither Progress Energy nor Duke Energy undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger between Duke Energy and Progress Energy, Duke Energy filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Duke Energy and Progress Energy and that also constitutes a prospectus of Duke Energy. The Registration Statement was declared effective by the SEC on July 7, 2011. Duke Energy and Progress Energy mailed the definitive joint proxy statement/prospectus to their respective shareholders on or about July 11, 2011. Duke Energy and Progress Energy urge investors and shareholders to read the Registration Statement, including the joint proxy statement/prospectus that is a part of the Registration Statement, as well as other relevant documents filed with the SEC, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (http://www.sec.gov/). You may also obtain these documents, free of charge, from Duke Energy’s website (http://www.duke-energy.com/) under the heading “Investors” and then under the heading “Financials/SEC Filings.” You may also obtain these documents, free of charge, from Progress Energy’s website (http://www.progress-energy.com/) under the tab “Our Company” by clicking on “Investor Relations,” then by clicking on “Corporate Profile” and then by clicking on “SEC Filings.”

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